Exhibit 99.05

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[LOGO]

Executing
The Financial Plan

Financial
Performance

Regulators/
Legislators

Value to	Environmental
Customers	Stewardship

Invest in Regulated Utility Business

Ben Fowke Vice President & Chief Financial Officer

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

Financial Performance Objectives

•                  EPS growth rate 2005 – 2009

•                  Target 5 – 7% per year*

•                  Annual dividend increases

•                  Consistent with dividend growth objective of 2 – 4% per year

•                  Credit rating

•                  Senior unsecured debt BBB+ to A range

* Excluding any impact from COLI

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009

Base level	$982	$1,035	$1,016	$920	$1,031

Minnesota MERP	211	336	228	180	44

Comanche 3	62	198	331	284	73

Total	$1,255	$1,569	$1,575	$1,384	$1,148

Anticipated annual growth in average rate base	4%	4%	7%	5%	2%

Potential Rate Base

Dollars in millions

	2004	2005	2006	2007	2008	2009

Average rate base	$10,500

Projected rate base growth		4%	4%	7%	5%	2%

Projected average rate base		$10,920	$11,357	$12,152	$12,759	$13,015

Equity ratio		51%	51%	51%	51%	51%

Average equity rate base		$5,570	$5,790	$6,200	$6,510	$6,640

Potential Regulatory Net Income

Dollars in millions

	2006		2007		2008		2009

Equity rate base	$5,790		$6,200		$6,510		$6,640

ROE
9.2%	$530	*	$570		$600		$610
9.5%	$550	*	$590	*	$620		$630
10.0%	$580	*	$620	*	$650	*	$660
10.5%	$610		$650	*	$680	*	$700	*
11.0%			$680		$720	*	$730	*

*  Potential trajectory

Financial Model Assumptions

•                  The forecast scenario is illustrative of a potential outcome, and does not imply guidance or a most likely outcome

•                  Average allowed return on equity is 11% and by 2009 the Company is able to earn at that level in all jurisdictions

•                  Depreciation grows at the same level as rate base

•                  No change in working capital

•                  Dividend rate increase 3% per year – the mid-point of the 2 – 4% objective range

•                  Dividends increase in 2007 and 2008 for expected conversion of convertible notes

•                  COLI resolved successfully

Potential Net Income*

Dollars in millions

	2006	2007	2008	2009

Assumed earned ROE	**	10%	10.5%	11%

Potential regulatory income	$575	$620	$680	$730

COLI expense	(20)	(20)	(20)	(20)

COLI tax benefit	40	40	40	40

Holding company expense	(40)	(40)	(40)	(40)

Potential net income**	$555	$600	$660	$710

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

**          2006 Net income is based on the mid-point of the guidance range and implies an earned ROE of less than 10%

Potential Cash Provided by Operations*

Dollars in millions

	2006	2007	2008	2009

Potential net income	$555	$600	$660	$710

Depreciation & amortization	900	960	1,010	1,030

NOL tax benefit	125	125	125	125

Potential cash provided by operations	$1,580	$1,685	$1,795	$1,865

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

Potential Cash Used for Investing & Cash Provided/(Used) from Financing*

Dollars in millions

	2006	2007	2008	2009

Investing activities
Capital expenditures	$(1,569)	$(1,575)	$(1,384)	$(1,148)
Decommissioning	(80)	(80)	(80)	(80)
Asset sales & other	50	0	0	0
Cash used for investing	$(1,599)	$(1,655)	$(1,464)	$(1,228)

Financing activities
Dividend	$(353)	$(366)	$(395)	$(412)
Equity/DRIP	40	40	40	40
Net debt	350	300	0	(250)
Cash provided (used) for financing	$37	$(26)	$(355)	$(622)

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

Potential Capital Structure*

Dollars in millions

	2006	2007	2008	2009

Common equity
Beginning	$5,418	$5,660	$6,164	$6,527
Potential net income	555	600	660	710
Dividends	(353)	(366)	(395)	(412)
Convertible note	0	230	58	0
DRIP	40	40	40	40
Ending	$5,660	$6,164	$6,527	$6,865

Debt
Beginning	$7,229	$7,579	$7,649	$7,591
Convertible note	0	(230)	(58)	0
Net issuance/(repayment)	350	300	0	(250)
Ending	$7,579	$7,649	$7,591	$7,341

Preferred equity	$104	$104	$104	$104

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

Potential Capital Ratios*

	2006	2007	2008	2009

Common equity ratio	42.4%	44.3%	45.9%	48.0%

Preferred equity ratio	0.8	0.7	0.7	0.7

Debt ratio	56.8	55.0	53.4	51.3

	100.0%	100.0%	100.0%	100.0%

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

Potential Consolidated Net Income*

Dollars in millions

									Growth
									rate from
									2005
	2006		2007		2008		2009		guidance*

Regulatory ROE
9.5%	$530	^	$570		$600		$610		4.3%
10.0%	$560	^	$600	^	$630	^	$640		5.6%
10.5%	$590		$630	^	$660	^	$680	^	7.2%
11.0%			$660		$700	^	$710	^	8.4%

*                 The growth rate uses an estimate of 2005 net income of $515 million, which is based on the mid-point of the lower half of the $1.18 – $1.28 guidance range

^                Potential trajectory

Conclusions

•                  Earnings growth rate of 5 – 7% is reasonable and achievable under varying regulatory and financing scenarios

•                  Capital expenditure program can be financed with only DRIP and modest debt offerings without increasing leverage

•                  Potential need for an equity issuance beyond DRIP would be influenced by

•                  Outcome of rate case

•                  Capital expenditure opportunities

•                  Changes in cash from operations

•                  Strategic accretive opportunities

•                  Credit rating objectives

Actions to Address Imputed Debt Associated with Purchased Power Contracts

•                  Working with our regulators and legislators

•                  Increasing equity levels at the operating companies

•                  Proposing a purchased power equity rider in Minnesota electric rate case

•                  Planning to pursue a purchased power equity rider or similar mechanism in our other jurisdictions

•                  Evaluating other strategies

•                  Adding generation

Earnings Guidance Range

Dollars per share

	2005		2006**

Regulated utility	$1.18 – $1.28		$1.25 – $1.35
Holding company and other	(0.09)		(0.10)
COLI – Tax benefit	0.09		0.10

Continuing operations	$1.18 – $1.28	*	$1.25 – $1.35

*                 Expected to be in lower half of range

**          See earnings guidance assumptions in appendix

Financial Performance Objectives

•                  EPS growth rate 2005 – 2009

•                  Target 5 – 7% per year*

•                  Annual dividend increases

•                  Consistent with dividend growth objective of 2 – 4% per year

•                  Credit rating

•                  Senior unsecured debt BBB+ to A range

*                 Excluding any impact from COLI